Exhibit 23


               Consent of Ernst & Young LLP, Independent Auditors

We consent to the incorporation by reference in the following registration statements of Vishay Intertechnology, Inc. and in the related Prospectuses of our report dated February 6, 2002 (except for Note 17, as to which the date is February 13, 2002), with respect to the consolidated financial statements of Vishay Intertechnology, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2001.

         Registration
       Statement Number          Form                  Description
     ---------------------------------------------------------------------------

         33-7850                  S-8               1986 Employee Stock Plan of
                                                    Vishay Intertechnology, Inc.

         33-7851                  S-8               1986 Employee Stock Plan of
                                                    Dale Electronics, Inc.

         333-78045                S-8               1997 Stock Option Program
                                                    and 1998 Employee Stock
                                                    Option Program of Vishay
                                                    Intertechnology, Inc.

         333-68090                S-3               $550,000,000 Liquid Yield
                                                    Option Notes Due 2021

         333-72502                S-3               Shares of Common Stock upon
                                                    Conversion of General
                                                    Semiconductor, Inc. 5.75%
                                                    Convertible Notes due 2006

         333-73496                S-8               Amended and Restated General
                                                    Semiconductor, Inc. 1993
                                                    Long-Term Incentive Plan and
                                                    General Semiconductor, Inc.
                                                    Amended and Restated 1998
                                                    Long-Term Incentive Plan

         333-52594                S-3/A             2,887,134 Common Shares




                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
March 28, 2002